Exhibit 99.2

Merger of PPG Commodity Chemicals Business with Georgia Gulf Corporation Charles E. Bunch Chairman and CEO PPG Industries, Inc. Paul Carrico President and CEO Georgia Gulf Corporation July 19, 2012

Forward-Looking Statements FORWARD LOOKING STATEMENTS This presentation contains certain statements about PPG Industries, Inc., PPG’s commodity chemicals business and Georgia Gulf Corporation that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These matters involve risks and uncertainties as discussed in PPG’s and Georgia Gulf’s periodic reports on Form 10-K and Form 10-Q, and their current reports on Form 8-K, filed from time to time with the Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this presentation may include statements about the expected effects on PPG, PPG’s commodity chemicals business and Georgia Gulf of the proposed separation of PPG’s commodity chemicals business and merger of PPG’s commodity chemicals business with Georgia Gulf or a subsidiary of Georgia Gulf (the “Transaction”), the anticipated timing and benefits of the Transaction, and PPG’s and Georgia Gulf’s anticipated financial results, and also include all other statements in this presentation that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “could”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of PPG and Georgia Gulf (as the case may be) and are subject to uncertainty and to changes in circumstances, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; PPG’s and Georgia Gulf’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither PPG nor Georgia Gulf undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances. ADDITIONAL INFORMATION This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Georgia Gulf relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania 15272, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf or PPG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. PARTICIPANTS IN THE SOLICITATION Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012 in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012 in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 2

3 Charles E. Bunch Chairman and CEO PPG Industries, Inc.

4 Strategic Benefits of Transaction Creates a leading, integrated chemicals and building products company with global annual revenues of approximately $5 billion Newly merged company will have substantial cost synergies and greater scale to capitalize on cost advantaged North American natural gas Highly complementary to strategic objectives of both companies, with significant potential to enhance shareholder value of both companies Newly merged company will also have strong capital structure and cash flow to support growth and return of capital to shareholders Significant Shareholder Value Creation Opportunity for Both Companies Another significant step in PPG’s transformation to a more focused Coatings & Specialty Products company Combination of PPG Commodity Chemicals Business with Georgia Gulf 1 2 3 4 5

Stock-for-stock exchange using Reverse Morris Trust structure PPG business will be distributed to PPG shareholders through a tax-free separation; then immediately merged with Georgia Gulf or a new subsidiary of Georgia Gulf Total consideration of $2.1 billion, including cash to PPG, issuance of approximately 35.2 million Georgia Gulf shares to PPG shareholders, and the assumption of debt and minority interest by the newly merged company The newly merged company assumes certain pension assets/liabilities and other related liabilities PPG’s Commodity Chemicals to Merge with Georgia Gulf Transaction overview Ownership (The Newly Merged Company) 5 Approximately 50.5% PPG shareholders Approximately 49.5% Georgia Gulf shareholders ~ 70 million shares outstanding Governance (The Newly Merged Company) Georgia Gulf’s CEO and combined executive team to lead company Georgia Gulf’s Board of Directors plus three additional directors designated by PPG Structure and Consideration Financial Benefits (The Newly Merged Company) Expect $115 million in annual cost synergies with full realization in first 2 years Accretive to the company’s earnings and free cash flow in 2013 Strong capital structure and cash flows with enhanced financial flexibility Conditions and Expected Closing Georgia Gulf shareholder vote Customary closing conditions, relevant tax rulings and regulatory authority approvals Expected closing in late 2012 or early 2013

Another significant step in PPG’s transformation to a more focused coatings and specialty products company Reverse Morris Trust provides tax-efficient structure to capture full value of commodity chemicals business for PPG shareholders: Approximately 50.5% ownership of The Newly Merged Company $900 million in cash proceeds Benefits from cost synergies not available to PPG alone Additional financial considerations: The Newly Merged Company’s assumption of debt and minority interest and related environmental liabilities The Newly Merged Company’s assumption of related pension assets and liabilities and other post-retirement benefit (OPEB) costs 6 Significant PPG Shareholder Value Creation

PPG’s Transformation Continues Sales in USD Coatings & Specialty Materials = $5B Coatings & Specialty Materials = $12B Transaction Furthers PPG’s Portfolio Transformation 7

Consideration for PPG Commodity Chemicals Business 8 Immediate Benefits for PPG and PPG Shareholders Related Liabilities (OPEB, Environmental and Other) Pension Liabilities Pension Assets -230 -466 466 Value of Georgia Gulf Shares (as of July 18, 2012) Cash Assumed Debt and Minority Interest Total PPG Shareholder Value - Pre-Synergies $1,016 900 182 $2,098 EBITDA Multiple (Last Year - 2011) 5.1x Financial consideration prior to synergy capitalization: Implied multiples: Other balance sheet items assumed by merged company: EBITDA Multiple (Prior 3-Year Average) 7.6x Assets and liabilities are shown based on PPG’s 2011 10-K. All numbers in USD Millions except multiples. See Appendix for calculation variables and EBITDA reconciliation to PPG GAAP figures.

PPG Summary Strategic: Continued execution of ongoing PPG strategic objectives Creates shareholder value today: Immediately enhances shareholder value through tax efficiency and ability to share in synergies and growth of the newly merged company Provides for further shareholder value creation in the future: Supplements PPG’s already strong cash position, providing further financial flexibility for shareholder-accretive cash deployment and dividends Significant Shareholder Valuation Creation and Enhanced Financial Flexibility 9

Paul Carrico President and CEO Georgia Gulf Corporation 10

Benefits of Transaction for Georgia Gulf Creates Global Chemicals and Building Products Leader with Increased Scale Fortune 500 company with pro forma sales of $5 billion and broad portfolio of leading positions in downstream chemicals and building products Enhanced Vertical Integration with Significant U.S. Natural Gas Driven Chlor-alkali Production Vertical integration enhances operating rates throughout the cycle Approximately 70% integration to natural gas fired cogeneration will make the combined company one of the lowest cost integrated chlor-alkali producers in the world Significant Cost Synergies and Well-Positioned to Capitalize on Growth Opportunities Expected ~$115 million of annualized cost synergies in the first two years Strong capital structure and cash flows enhance financial flexibility Well positioned to participate in North American ethylene expansion Return of cash to shareholders via dividends 11 Scale and Integration of Combined Company Creates Value for Georgia Gulf Shareholders

Creates Integrated Leader Across the Chain ECU Capacity ('000s short tons) Source: CMAI. 1. Occidental VCM capacity includes OXYMAR. 2. Reflects Dow’s closure of VCM capacity at Oyster Creek, TX and Plaquemine, LA in 2011. 3. Total PVC capacity relates to Georgia Gulf capacity as PPG does not produce PVC. North American ECU Capacity North American VCM North American PVC ECU Capacity (‘000s short tons) (’000s short tons) (’000s short tons) (3) (2) (1) 12 0 500 1,000 1,500 2,000 2,500 3,000 Shintech Occidental Formosa Combined Company Westlake Mexichem Other 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Occidental Combined Company Shintech Formosa Westlake Dow Other Georgia Gulf PPG Commodity Chemicals 0 1,000 2,000 3,000 4,000 Dow Occidental Combined Company Olin Shintech Formosa Others

 Diverse Product Portfolio Creates Opportunity Chlorine Downstream PVC Downstream 60% internally consumed by a broad mix of chlorine derivatives Multiple downstream growth opportunities Gulf Coast logistics provide excellent access to export markets Organic growth in Building Products as U.S. housing recovers VCM / PVC 45% Merchant 40% Derivatives 15% Domestic Merchant 56% Export 20% Compounds 12% Building Products 12% 13

Expected Cost Synergies to be Realized Over First 2 Years

		Expected Value
Procurement & Logistics	• Savings from combined ~$1 billion/year ethylene and natural gas purchases • Freight and terminal optimization	**~$40M**
Operating Rate	• Operating rate optimization through the chain of combined assets	**~$35M**
G&A Reduction	• Reduced overhead charges • Information Technology savings • Impact of purchase accounting pension adjustments (~$15M)	**~$40M**
Annualized Cost Synergy Run Rate		**~$115M**
Total Cash to Achieve	• Professional fees, consultants • Information Technology implementation • Relocation and Severance costs	**~$55M**

$30 Million Achieved Immediately, $60 Million By End of First Year

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Geographic and Product Fit with Major Facilities PPG Commodity Chemicals Georgia Gulf Lake Charles Assets Have Been Operationally Integrated for Nearly 30 years Combined ECU Capacity Combined VCM Capacity Lake Charles 58% Other 42%

Improves Combined Mid-Cycle EBITDA(1) to $850mm+ Higher Integration Level Reduces EBITDA Cyclicality 16 Source: Georgia Gulf Management 1. Assumes corporate costs of $60 million. Chlorovinyls Building Products Aromatics Drivers: Operating rates Natural Gas advantage Chlorine-caustic demand balance Drivers: Operating rates Cumene-phenol capacity balance Export demand Drivers: US and Canadian Housing Starts Remodel/Renovation activity Georgia Gulf PPG Synergies

Merger Strengthens Cash Flow, Decreases Leverage Free Cash Flow (1) Leverage Free cash flow defined as EBITDA, less cash interest, less cash taxes, less capex, less change in working capital. Newly merged company financials include run rate cost synergies of $115 million and calculated using PPG Commodity Chemicals FY 2011 D&A value of $41mm for calculation of LTM 3/31/12 EBITDA and PPG Commodity Chemicals FY 2011 capex value of $89mm for LTM 3/31/12 capex. Excludes impact of pension accounting synergies. Excludes Georgia Gulf’s lease financing obligations. PF LTM 3/31/12 EBITDA calculated using PPG Commodity Chemicals FY 2011 D&A value of $41mm. (2) (3) (2)(3) 17 2.2x 2.1x 1.5x 1.6x 1.7x 1.8x 1.9x 2.0x 2.1x 2.2x 2.3x Georgia Gulf Standalone Debt / LTM 3/31/12 EBITDA Combined Company Debt / LTM 3/31/12 EBITDA $381 $115 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Georgia Gulf Standalone LTM 3/31/12 Combined Company LTM 3/31/12 ($ in millions)

18 Summary Creates a leading, integrated chemicals and building products company with global annual revenues of approximately $5 billion Newly merged company will have substantial cost synergies and greater scale to capitalize on cost advantaged North American natural gas Highly complementary to strategic objectives of both companies, with significant potential to enhance shareholder value of both companies Newly merged company will also have strong capital structure and cash flow to support growth and return of capital to shareholders Significant Shareholder Value Creation Opportunity for Both Companies Another significant step in PPG’s transformation to a more focused Coatings & Specialty Products company Combination of PPG Commodity Chemicals Business with Georgia Gulf 1 2 3 4 5

Investors: Vince Morales (412) 434-3740 Media: Jeremy Neuhart (412) 434-3046 Investors: Martin Jarosick (770) 395-4524 Media: Alan Chapple (770) 395-4538 Company Contacts 19

20 Appendix

Business Overviews Integrated North American Chemicals and Building Products company Manufacturer of custom and other vinyl-based products marketed under the Royal Building Products and Exterior Portfolio brands Well positioned for the future: Shale gas positions North American producers at low end of the global cost curve Demand growth from emerging markets presents strong export opportunities North American housing demand and remodeling at historic lows 2011 Sales: $3,223 million 2011 Adjusted EBITDA: $230 million 21 Georgia Gulf PPG Commodity Chemicals Global leader in the merchant supply of Chlor-alkali Attractive product portfolio including chlorine, caustic soda and downstream chlorine-based chemicals Chlorinated solvents VCM and EDC HCl, calcium hypochlorite and phosgene derivatives World class integrated manufacturing facilities in North America Broad North American presence, benefitting from structurally low natural gas cost and global export opportunities 2011 Sales: $1,741 million 2011 EBITDA: $411 million

Combined Map of Facilities Georgia Gulf – Building Products Company Headquarters PPG Commodity Chemicals Georgia Gulf – Chemicals 22

23 Funding of $660 million short-term debt by Initial Lender to PPG PPG transfers assets and liabilities of the business to PPG Commodity Chemicals Transaction Steps Pre-Closing Transaction Steps Concurrent with Closing PPG Commodity Chemicals to issue $660 million of PPG Commodity Chemicals Notes and borrow $240 million under the PPG Commodity Chemicals Term Loan PPG Commodity Chemicals distributes the $240M of cash to PPG PPG Commodity Chemicals distributes the PPG Commodity Chemicals Notes to PPG PPG delivers the PPG Commodity Chemicals Notes to the Initial Lender to retire the $660 million short-term PPG Commodity Chemicals debt incurred in step 1 Initial Lender sells the PPG Commodity Chemicals Notes to bond investors in the capital markets PPG separates PPG Commodity Chemicals by distributing all shares of PPG Commodity Chemicals to PPG shareholders PPG Georgia Gulf Georgia Gulf Shareholders PPG Shareholders Initial Lender Cash $660M Short-Term Debt $660M PPG Georgia Gulf Term Loan Lenders Initial Lender Cash $240M Term Loan $240M PPG Commodity Chemicals Bond Investor Target Business $240M Cash $660M PPG Commodity Chemicals Notes Cash $660M $660M PPG Commodity Chemicals Notes Short-Term Debt $660M $660M PPG Commodity Chemicals Notes Step 1: Above Basis Amount Funding Pre-Closing Step 2: Spinoff / Debt Exchange Financing Sequencing Overview

Pro Forma Capital Structure

Step 3: Pro Forma Structure


PPG Shareholders
PPG
PPG Shareholders
Georgia Gulf Shareholders
> 50.5%
< 49.5%
Georgia Gulf
$500M ABL Facility
~$500M Existing 9% Sr. Secured Notes due 2017
Cross guarantee of debt between Georgia Gulf and PPG Commodity Chemicals
PPG Commodity Chemicals
$240M PPG Commodity Chemicals Term Loan
$660M PPG Commodity Chemicals Notes
$95M Existing RS Cogen Debt (50%)

- Immediately following the separation, Georgia Gulf or a merger subsidiary will merge into PPG Commodity Chemicals
  - PPG Commodity Chemicals to survive such merger as a wholly owned subsidiary of Georgia Gulf
  - PPG Shareholders will own approximately 50.5% of the newly merged Georgia Gulf and Georgia Gulf's existing shareholders will own approximately 49.5% upon the completion of the merger
- Georgia Gulf and PPG Commodity Chemicals to provide cross guarantees of the debt at both entities

24

PPG Commodity Chemicals Business Financials and EBITDA Reconciliation 25 2009 2010 2011 3-Year Average Total Net Sales $1,282 $1,441 $1,741 $1,488 Earnings Before Interest and Taxes (EBIT) 152 189 370 237 Depreciation & Amortization (DA) 40 39 41 40 EBITDA (EBIT + DA) 192 228 411 277 EBITDA % of Sales 15.0% 15.8% 23.6% 18.6% Segment Assets 564 587 690 614 Segment Capital Spending - (Note: 2011 includes $27MM acquisition of Equachlor) 24 40 89 51 All numbers are in USD millions except percentages, and as reported in PPG’s financial filings with the SEC.

Calculation Details - Consideration For PPG Commodity Chemicals Business EBITDA Multiple Calculations: Total PPG Shareholder Value - Pre-Synergies EBITDA (Last Year - 2011) $2,098 411 EBITDA Multiple 5.1x Total PPG Shareholder Value - Pre-Synergies EBITDA (Prior 3-Year Average) $2,098 277 EBITDA Multiple 7.6x Georgia Gulf Closing Price (as of July 18, 2012) Approximate Shares Delivered to PPG Shareholders Total Value Georgia Gulf Shares $28.85 35.2 $1,016 Value of Georgia Gulf Shares: All numbers are in millions except multiples, and share price. 26

Pro Forma Financial Profile Georgia Gulf PPG Commodity Chemicals (1) Newly Merged Company (2) LTM as of 3/31/12 Net Sales and EBIT reflect LTM numbers. Assumes FY 2011 D&A value of $41mm for calculation of LTM 3/31/12 EBITDA and FY 2011 capex value of $89mm for LTM 3/31/12 capex. Newly merged company EBIT includes increased D&A from purchase accounting adjustments of $82mm and $115 million of synergies. Free cash flow defined as EBITDA, less cash interest, less cash taxes, less capex, less change in working capital. Assumes FY 2011 D&A value of $41mm for calculation of LTM 3/31/12 EBITDA, FY 2011 capex value of $89mm for LTM 3/31/12, tax rate of 35%, and change in working capital as a % of sales held steady with Georgia Gulf’s over the same period. Includes run-rate cost synergies of $115mm. Includes PF interest expense for new $240mm term loan and $660mm senior notes and tax rate of 32%. (3) (4) (5) (2) 27 (Figures in $ millions) Total Net Sales $3,295 $1,741 $5,036 EBITDA 241 414 655 % margin 7.3% 23.8% 13.0% Plus: Synergies - - 115 Pro forma EBITDA - - 770 % margin - - 15.3% Pro Forma EBIT 143 373 548 % margin 4.3% 21.4% 10.9% Capex 69 89 158 % of sales 2.1% 5.1% 3.1% Free Cash Flow 115 201 381

Pro Forma Capital Structure 28 Pro Forma Capital Structure Represents drawn amount. Assumes PPG Commodity Chemicals FY 2011 D&A value of $41mm for calculation of PPG Commodity Chemicals LTM 3/31/12 EBITDA. Includes $115 million of pro forma run-rate cost synergies. (2) (2) (2) (1) ($ millions) Mult. Of 3/31/2012 Adj. Pro Forma LTM EBITDA Cash $39 - $39 0.1x ABL Facility 29 61 90 0.1x Existing Georgia Gulf Debt 498 - 498 0.6x New Term Loan - 240 240 0.3x RS Cogen Debt (50%) - 95 95 0.1x Total Secured Debt $527 $396 $922 1.2x New Senior Notes - 660 660 0.9x Total Debt $527 $1,056 $1,582 2.1x LTM EBITDA $241 $770 Credit Statistics Total Secured Debt/LTM EBITDA 2.2x 1.2x Total Debt/LTM EBITDA 2.2x 2.1x

Georgia Gulf Historical Financials 29 Adjusted for lease financing obligation. (1) (1) ($ in millions) LTM 2009 2010 2011 3/31/12 Total Net Sales $1,990 $2,818 $3,223 $3,295 EBITDA 162 208 230 241 % margin 8.1% 7.4% 7.1% 7.3% EBIT 44 109 129 143 % margin 2.2% 3.9% 4.0% 4.3% Capex 30 46 66 69

PPG Commodity Chemicals Historical Financials 30 Assumes constant D&A value from FY 2011 ($41mm). Assumes constant capital expenditure value from FY 2011 ($89mm). Includes impact of hedge accounting that will not be part of newly merged company. 2011 and LTM include $27MM acquisition of Equachlor. (1) (2) ($ in millions) LTM 2009 2010 2011 3/31/12 Total Net Sales $1,282 $1,441 $1,741 $1,741 EBITDA (3) 192 228 411 414 % margin 15.0% 15.8% 23.6% 23.8% EBIT 152 189 370 373 % margin 11.9% 13.1% 21.3% 21.4% Capex (4) 24 40 89 89